Taxation	12 Months Ended
Dec. 31, 2023
Taxation
Taxation

13.  Taxation

For the years ended December 31, 2023, 2022 and 2021 the Group recognized income tax expense in the amount of 3,879, 3,760 and 1,127 respectively.

The applicable tax rate used for reconciliation of the effective tax rate, below, is 12.5%, which is the tax rate enacted in Cyprus, the place where our revenue is mainly generated, at the end of the reporting period. The holding company is established in British Virgin Islands which have a zero-rated income tax regime.

(a)Cyprus IP box regime

In 2012, the government of Cyprus introduced a regime applicable to Intellectual Property (IP) (the ‘Old IP Regime’). The provisions of the Old IP regime allow for an 80% deemed deduction on royalty income and capital gains upon disposal of IP, owned by Cypriot resident companies (net of any direct expenses and amortization amounts over a 5- year period), bringing the effective tax rate on eligible IP income down to 2.5%.

In 2016, the House of Representatives passed amendments to the Income Tax Law (the ‘New IP Regime’) in order to align the current Cyprus IP tax legislation with the provisions of Action 5 of the OECD’s Base Erosion and Profit Shifting (BEPS) project. The amendments apply retroactively, from July 1, 2016, but according to transitional arrangements, companies benefiting from the Old IP Regime could continue to apply its provisions until June 30, 2021, as long as the IP assets either generated income or their development was completed as at June 30, 2016. Therefore, the Group continued to benefit from the Old IP Regime up to June 30, 2021.

Starting from July 1, 2021, the Group applies the provisions of the New IP Regime, which are based on the nexus approach. According to the nexus approach, for an intangible asset to qualify for the benefits of the regime, there needs to be a direct link between the qualifying income and the qualifying expenses contributing to that income. An amount equal to 80% of the qualifying profits earned from qualifying intangible assets are excluded from the taxable profit and  and, as a result, the effective tax rate on eligible IP income can be as low as 2.5%.

Under both the Old and the New IP Regimes, in case a loss arises instead of profit, the amount of loss that can be set off is limited to 20%. The respective tax loss can be carried forward and utilized for the period of 5 years. Ending of the Old IP Box regime on June 30, 2021 and transition to the New IP Regime does not affect the amount of income tax recognized at December 31, 2023, nor is it expected to increase the Group’s future current tax charge significantly.

(b)Reconciliation of the effective tax rate

The reconciliation of the effective tax rate to a statutory tax rate is presented in a table below:

	2023	2022	2021
Profit/(loss) before income tax	49,994	11,170	(116,317)
Tax calculated at the applicable tax rate	(6,251)	(1,396)	14,545
Effect of different tax rates in other countries	(226)	146	82
Tax effect of expenses not deductible for tax purposes and non-taxable income	(1,356)	(15,004)	(14,665)
Tax effect of deductions under special tax regimes	5,472	11,620	169
Tax effect of tax losses brought forward	620	2,011	395
Tax effect of not recognised deferred tax asset regarding the loss carryforward	(620)	(372)	(637)
Overseas tax in excess of credit claim used during the period	(1,515)	(786)	(1,016)
Underprovision of prior year tax liability	(20)	—	—
Tax credits used	21	23	—
Special contribution for the defence fund	(4)	(2)	—
Income tax expense	(3,879)	(3,760)	(1,127)

Income tax liability as at the balance sheet date is 6,473 (4,250: as at December 31, 2022) and includes an amount of 677 recognized for certain tax uncertainties and risks regarding the determination of taxable income resulting from the acquisition of Cubic Games Studio Ltd.

(c)Uncertainty over the income tax treatment and unrecognized deferred tax asset

Starting from January 1, 2019 the Group has changed its tax reporting principles, judgments and estimates in a few areas including, among others, revenue recognition for in-game purchases and software development costs, which resulted in a substantial amount of revenues related to in-game purchases made by Group’s consumers in 2019 being deferred to 2020 and beyond (see Note 26 for details), as well as software development costs being expensed as incurred. As a consequence, the Company’s major operating subsidiary has booked substantial tax losses in 2019, 2020 and 2021.

Tax losses may be carried forward for five years. Group companies may deduct losses against profits arising during the same tax year. As at December 31, 2023 the Group did not recognize a deferred tax asset of 25 resulting from the tax losses reported in 2021, because of the uncertainties regarding the Group’s ability to use the losses carried forward against the taxable profits in the future (as at December 31, 2022: 41, as at December 31, 2021: 1,527). Tax losses for which no deferred tax asset was recognized mainly expire in 2025 and 2026.

(d)Prepaid tax

Prepaid tax amount is represented by the overpaid corporate income tax by Nexters Global Ltd. As at December 31, 2023, the tax authorities were still examining the Company's tax accounts. On February 16, 2024, the tax examination was finalised and the refund was approved and used to offset the tax liability for the years 2022 and 2023.